Exhibit 10.1

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made as of this 26 day of May, 2016, by and between ERBA Diagnostics, Inc., a Delaware corporation (the “Company”), and Mohan Gopalkrishnan (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, dated effective as of June 1, 2014 (the “Employment Agreement”); and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby mutually agree as follows:

1.      Term. The term of the Employment Agreement shall be extended by seven (7) months. Accordingly, Section 2 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“The Executive’s employment under this Agreement shall be for a term commencing on the Effective Date and expiring on December 31, 2016 (the “Term”).”

2.     Base Salary. The annual base salary shall, effective as of June 1, 2016, be increased from $230,000 to $300,000. Accordingly, the first sentence of Section 3(a) of the Employment Agreement is hereby amended, effective as of June 1, 2016, to delete the dollar amount of “$230,000” and to replace it with the dollar amount of “$300,000”.

3.     Miscellaneous. The validity, interpretation, construction and performance of this Amendment shall be governed by the laws of the State of Florida, without regard to its conflicts of law principles. Except as specifically amended by this Amendment, the Employment Agreement shall remain unaffected and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, each of the Company and the Executive has duly executed this Amendment as of the day and year first above set forth.

COMPANY:	EXECUTIVE:

ERBA Diagnostics, Inc.,
a Delaware corporation

By: /s/ Suresh Vazirani	/s/ Mohan Gopalkrishnan
Suresh Vazirani,	Mohan Gopalkrishnan
Executive Chairman